SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2000

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index page 4

Item 5. Other Events

Coca-Cola Enterprises Inc. (the "Company") files herewith its unaudited Condensed Consolidated Statements of Income and Balance Sheet, reporting the Company's results of operations for the third quarter and first nine months of 2000, its financial position as of September 29, 2000, and other key financial information.

Item 7. Financial Statements and Exhibits

            (c)     Exhibits.

99	Condensed Consolidated Statements of Income and Balance Sheets of the Company, reporting results of operations for the third quarter and first nine months of 2000 and 1999 (unaudited), and financial position as of September 29, 2000 (unaudited) and December 31, 1999, and other key financial information.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             COCA-COLA ENTERPRISES INC.
                                                                                           (Registrant)

Date: October 22, 2000                                   S/ E. LISTON BISHOP, III
                                                                      E. Liston Bishop, III
                                                                      Vice President and
                                                                      Deputy General Counsel

COCA-COLA ENTERPRISES INC.

EXHIBIT INDEX

Exhibit No. 99

Condensed Consolidated Statements of Income and Balance Sheets of the Company, reporting results of operations for the third quarter and first nine months of 2000 and 1999 (unaudited), and financial position as of September 29, 2000 (unaudited) and December 31, 1999, and other key financial information.

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